EXHIBIT 8

Significant subsidiaries AND OTHER RELATED UNDERTAKINGS (AUDITED)

Significant subsidiaries and other related undertakings at December 31, 2016, are set out below. Significant subsidiaries are shaded and each meets the threshold specified under rule 1-02(w) of Regulation S-X. Shell’s percentage of share capital is shown to the nearest whole number. All subsidiaries have been included in the “Consolidated Financial Statements” on pages 117-152, and those held directly by the Company are marked with an asterisk (*). A number of the entities listed are dormant or not yet operational. Shell-owned shares are ordinary (voting) shares unless identified with one of the following footnotes against the company name: [a] Membership interest; [b] Partnership capital; [c] Non-redeemable; [d] Ordinary, Membership interest; [e] Ordinary, Non-redeemable; [f] Ordinary, Partnership capital; [g] Ordinary, Redeemable, [h] Ordinary, Redeemable; Non-redeemable; and [i] Redeemable, Non-redeemable.

Company by country of incorporation	Address of registered office	%
ARGENTINA
Deheza S.A.I.C.F. e I.	Av. Pte. Roque Sáenz Pena 788, 4th floor, Buenos Aires, 1383	100
Energina Compañía Argentina de Petróleo S.A.	Av. Pte. Roque Sáenz Pena 788, 4th floor, Buenos Aires, 1383	100
Estación Lima S.A.	Av. Pte. Roque Sáenz Pena 788, 4th floor, Buenos Aires, 1383	100
O & G Developments Ltd S.A.	Av. Pte. Roque Sáenz Pena 788, 4th floor, Buenos Aires, 1383	100
Shell Compañía Argentina de Petróleo S.A.	Av. Pte. Roque Sáenz Pena 788, 4th floor, Buenos Aires, 1383	100
Shell Gas S.A.	Av. Pte. Roque Sáenz Pena 788, 4th floor, Buenos Aires, 1383	100
AUSTRALIA
A.C.N. 081 118 292 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Arrow Energy Holdings Pty Ltd	Level 39, 111 Eagle Street, Brisbane, QLD 4000	50
Austen & Butta Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Australian Oil & Gas Corporation Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
BC 789 Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG CPS Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 1 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 2 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 3 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 4 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 5 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 6 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 7 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 8 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) 9 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG International (AUS) Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG Pacific Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
BNG (Surat) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Cairns Airport Refuelling Service Pty Ltd	Level 12 MLC Centre, 19-29 Martin Place, Sydney, 2000	25
Condamine 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 4 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine Power Station Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Fuelink Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Interstate Pipelines Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Monash Energy Pty Ltd	Level 14, 390 St Kilda Road, South Melbourne, VIC, 3004	50
New South Oil Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
North West Shelf LNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
OME Resources Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Petroleum Exploration Australia Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Petroleum Resources (Thailand) Pty. Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Provident & Pensions Holdings Proprietary Limited	Shell House, 562 Wellington Street, Perth, WA 6000	100
Pure Energy Resources Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QCLNG Operating Company Pty Ltd [g]	Level 30, 275 George Street, Brisbane, QLD 4000	75
QCLNG Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (B7) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (Exploration) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (Infrastructure) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Common Facilities Company Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Land Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Limited Partnership	Level 42, Bourke Place, 600 Bourke Street, Melbourne, VIC 3000	100
QGC Midstream Services Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Northern Forestry Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Sales Qld Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100

E1        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
QGC Train 2 Tolling No.2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Finance Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Limited Partnership	Level 42, Bourke Place, 600 Bourke Street, Melbourne, VIC 3000	100
Queensland Gas Company Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Roma Petroleum Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
SASF Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
SGA (Queensland) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Sgai Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Australia FLNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Lubricants Production Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Services Company Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Aviation Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Custodian Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC19) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC20) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Eastern Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Holdings Australia Limited	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Investments Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Global Solutions Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Tankers Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Starzap Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Sunshine 685 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Sunshine Gas Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Trident LNG Shipping Services Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Trident Shipping Services Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Walloons Coal Seam Gas Company Pty Limited [g]	Level 30, 275 George Street, Brisbane, QLD 4000	75
Zip Airport Services Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
AUSTRIA
Salzburg Fuelling GmbH	Innsbrucker Bundesstrasse 95, Salzburg, 5020	33
Shell Austria Gesellschaft mbH	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell Brazil Holding GmbH	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell China Holding GmbH	Schulhof 6/1, Vienna, 1010	100
TBG Tanklager Betriebsgesellschaft m.b.H.	Rettenlackstrasse 3, Salzburg, 5020	50
Transalpine Ölleitung in Österreich GmbH	Kienburg 11, Matrei in Osttirol, 9971	19
BAHAMAS
Shell E & P Ireland Offshore Inc.	P.O. Box N4805, St. Andrew's Court, Frederick Street Steps, Nassau	100
BARBADOS
Shell Western Supply & Trading Ltd	Mahogany Court, Wildey Business Park, Wildey, St. Michael, BB11000	100
BELGIUM
Belgian Shell S.A.	Av. Arnaud Fraiteur 15-23, Brussels, 1050	100
CRI Catalyst Company Belgium N.V.	Pantserschipstraat 331, Gent, 9000	100
Ethyleen Pijpleiding Maatschappij (Belgie) N.V.	Av. Arnaud Fraiteur 15-23, Brussels, 1050	100
New Market Belgium	Av. Arnaud Fraiteur 15-23, Brussels, 1050	100
BERMUDA
Egypt LNG Shipping Limited	Clarendon House, 2 Church Street, Hamilton, HM 11	25
Gas Investments & Services Company Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	85
Kuwait Shell Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Pecten Middle East Services Company Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Pecten Somalia Company Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Qatar Shell GTL Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Sakhalin Energy Investment Company Ltd	Clarendon House, 2 Church Street, Third Floor, Hamilton, HM 11	28
Shell Australia Natural Gas Shipping Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Bermuda (Overseas) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Caribbean & Central America Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Cuiaba Holdings Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Deepwater Borneo Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell EP International Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Exploration and Production Guyana Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Gabon Holdings Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Holdings (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell International Trading Middle East Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Markets (Middle East) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Mexico Exploration and Production Investment Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Offshore Central Gabon Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Oman Trading Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100

E2        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Shell Overseas Holdings (Oman) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Petroleum (Malaysia) Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Saudi Arabia (Refining) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell South Syria Exploration Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trading (M.E.) Private Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trust (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trust (U.K. Property) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Solen Insurance Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Solen Life Insurance Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Tacoma Company Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
BRAZIL
BG Comercio e Importacao Ltda.	Av. República do Chile 330, 23o andar, Torre 2, Centro, Rio de Janeiro, 20031-170	100
BG do Brasil Ltda.	Av. República do Chile 330, 23o andar, Torre 2, sala 2309, Centro, Rio de Janeiro, 20031-170	100
BG E&P Brasil Ltda.	Av. República do Chile 330, 25o andar, Torre 2, Centro, Rio de Janeiro, 20031-170	100
BG Petroleo & Gas Brasil Ltda	Av. República do Chile 330, 23o andar, Torre 2, sala 2309, Centro, Rio de Janeiro, 20031-170	100
Companhia de Gas de São Paulo - Comgás	Avenida Presidente Juscelino Kubitschek, 1327, 14º andar, Vila Nova Conceição, São Paulo, 04543-011	21
Fusus Comercio e Participacoes Ltda.	Calcada Das Orquideas 40, 1 E 2 Andares, Centro Comercial 1, Alphaville, Barueri - SP, 06453-017	100
Icolub - Industria de Lubrificantes S.A.	Praia Intendente Bittencourt, 2 (Parte), Ilha Do Governador, Rio de Janeiro, 21930-030	100
Pecten do Brasil Servicos de Petroleo Ltda	Av.das Americas 4200, Bloco 6, 4th Floor (parte), Barra da Tijuca, Rio de Janeiro, 22640-102	100
Raizen Combustíveis S.A.	Victor Civita, 77, Block 1, Edifice: Rio Office Park, 4 floor, Barra da Tijuca, Rio de Janeiro, 22775-044	50
Raizen Energia S.A.	Av. Juscelino Kubitscheck, 1327, 5º andar, Vila Nova Conceição, São Paulo, 04543-011	50
Seapos Ltda.	Av.das Americas 4200, Bloco 6, sala 301 (parte), Barra da Tijuca, Rio de Janeiro, 22640-102	100
Shell Brasil Petroleo Ltda.	Av.das Americas 4200, Bloco 6, salas 101,201,301,401,501,601, Barra da Tijuca, Rio de Janeiro, 22640-102	100
Shell Energy Brasil Ltda.	Alameda Madeira, 162, sala 601, Centro Industrial e Empresarial Alphaville, Barueri - SP, 06453-010	100
BRUNEI
Brunei LNG Sendirian Berhad	Lumut, Seria, KC2935	25
Brunei Shell Marketing Company Sendirian Berhad	Brunei Shell Petroleum Company, Sendirian Berhad, Seria, KB2933	50
Brunei Shell Petroleum Company Sendirian Berhad	Jalan Utara, Panaga, Seria, KB3534	50
Brunei Shell Tankers Sendirian Berhad	Jalan Utara, Panaga, Seria, KB3534	25
Shell Borneo Sendirian Berhad	13th Floor PGGMB Building, Jalan Kianggeh, Bandar Seri Begawan, BS 8111	100
BULGARIA
Shell Bulgaria Ead	48, Sitnyakovo Blvd., Serdika Offices, 8th floor, Sofia, 1505	100
CAMBODIA
Angkor Resources Co Ltd	Office No. 186 C, Street 155 Sangkat Toul Tumpoung I, Khan Chamkamorn, Phnom Penh	49
CANADA
3095381 Nova Scotia Company	1959 Upper Water Street, Suite 1100, Halifax, Nova Scotia, B3J 3E5	100
6581528 Canada Ltd.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
7026609 Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Alberta Products Pipe Line Ltd.	5305 McCall Way N.E., Calgary, Alberta, T2E 7N7	20
BG Canada Ltd.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
BG Energy Merchants Canada, Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
BlackRock Ventures Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
BR Oil Sands Corporation	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Cansolv Technologies Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Coral Cibola Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Criterion Catalysts & Technologies Canada, Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
FP Solutions Corporation	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	33
Jackpine Mine Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
LNG Canada Development Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	50
Prince Rupert LNG Exports Limited	885 West Georgia Street, Suite 900, Vancouver, BC, V6C 3H1	100
Prince Rupert LNG Limited	885 West Georgia Street, Suite 900, Vancouver, BC, V6C 3H1	100
Sable Offshore Energy Inc.	1701 Hollis Street, Suite 1400, Halifax, Nova Scotia, B3J 3M8	33
SCL Pipeline Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
SFJ Inc.	199 Bay Street, Suite 5300, Commerce Court West, Toronto, Ontario, M5L 1B9	50
Shell Americas Funding (Canada) Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Energy [a]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Exploration [a]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada OP Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Products	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Resources [a]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Canada Services Limited	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Chemicals Canada [a]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Energy North America (Canada) Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Global Solutions Canada Inc.	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Shell Quebec Limitée	400 boul de Maisonneuve Ouest, Montreal, Quebec, H3A 1L4	100
Shell Trading Canada [a]	400 4th Avenue S.W., Calgary, Alberta, T2P 0J4	100
Sun-Canadian Pipe Line Company Limited	830 Highway No.6 North, Flamborough, Ontario, L0R 2H0	45
Trans-Northern Pipelines Inc.	45 Vogel Road, Suite 310, Richmond Hill, Ontario, L4B 3P6	33

E3        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Westcoast Connector Gas Transmission Ltd.	4529 Melrose Street, Port Alberni, BC, V9Y 1K7	50
CAYMAN ISLANDS
Beryl North Sea Limited	Caledonian Trust (Cayman), Caledonian House, 69 Dr Roy's Drive, P.O. Box 1043, George Town, KY1-1102	100
BG Egypt S.A.	5th Floor, Bermuda House, Dr Roy's Drive, George Town, Grand Cayman, KY1-1102	100
BG Exploration and Production India Limited	Floor 4, Willow House, Cricket Square, George Town, P.O. Box 268, Grand Cayman, KY1-1104	100
Gas Resources Limited	PricewaterhouseCoopers Services, Strathvale House, P.O. Box 258, Grand Cayman, KY1-1104	100
Schiehallion Oil & Gas Limited	Caledonian Trust (Cayman), Caledonian House, 69 Dr Roy's Drive, P.O. Box 1043, George Town, KY1-1102	100
Shell Bolivia Corporation	PricewaterhouseCoopers Services, Strathvale House, P.O. Box 258, Grand Cayman, KY1-1104	100
Shell North Sea Holdings Limited	Maples Corporate Services Limited, Ugland House, P.O. Box 309, Grand Cayman, KY1-1104	100
Shell Upstream Gabon Cayman Holdings No. 1	Maples Corporate Services Limited, Ugland House, P.O. Box 309, Grand Cayman, KY1-1104	100
Shell Upstream Gabon Cayman Holdings No. 2	Maples Corporate Services Limited, Ugland House, P.O. Box 309, Grand Cayman, KY1-1104	100
Shell Upstream Gabon Cayman Holdings No. 3	Maples Corporate Services Limited, Ugland House, P.O. Box 309, Grand Cayman, KY1-1104	100
CHINA
Beijing Shell Petroleum Company Ltd.	Unit 1103, Level 11, Jialong Internation, No.19 Chaoyang Park Road, Chaoyang District, Beijing, 100025	49
Cansolv Technologies (Beijing) Company Limited	Unit 25, Level 55/F, Tower 1, China World Trade Center, No. 1 Jian Guo Men Wai Avenue, Beijing, 100004	100
Chongqing Doyen Shell Petroleum and Chemical Co. Ltd.	No 196, Shuang Yuan Street, Beibei Zone, Chongqing, 400700	49
CNOOC and Shell Petrochemicals Company Limited	Dayawan Petrochemical Industrial Park, Huizhou, Guangdong, 516086	50
Guangdong GSZ Shell Service Stations Company Ltd.	Unit 02, 8/F, Intl. Financial Place, No. 8 Huaxia Road, Zhujiang New Town, Guangzhou, Guangdong, 510060	100
Hangzhou Natural Gas Company Limited	Meiqi Mansion, No. 30 Tianmushan Road, Xihu District, Hangzhou (Zhejiang Province)	25
Infineum (China) Co. Ltd.	No. 1 Dongxin Road, Jiangsu Yangtze River International, Chemical Industry Park, Zhangjiagang, Jiangsu	50
Shell (Beijing) Real Estate Consulting Ltd.	Unit 3, Level 33, Phase 2, No.1 Jian Guo Men Wai Avenue, China World Trade Center, Beijing, 100004	100
Shell (China) Limited	Unit 03-18, Level 32, China World Tower 2, No. 1 Jian Guo Men Wai Avenue, Beijing, 100004	100
Shell (China) Projects & Technology Limited	Unit 2, Level 33, Phase 2, No.1 Jian Guo Men Wai Avenue, China World Trade Center, Beijing, 100004	100
Shell (Shanghai) Technology Limited	Building 4, Jin Chuang Building, No. 4560, Jin Ke Road, Pilot Free Trade Zone, Shanghai	100
Shell (Tianjin) Lubricants Company Limited	Nangang Industrial Zone, Tianjin Economic-Technological Development, Area, Tianjin, 300280	100
Shell (Tianjin) Oil and Petrochemical Company Limited	No. 286 Nansan Road, Tianjin Harbour, Nanjiang Development Zone, Tanggu District, Tianjin, 300452	100
Shell (Zhuhai) Lubricants Company Limited	Nanjin Wan, Gaolan Dao, Zhuhai Harbour Industrial Zone, Guangdong, 519050	100
Shell Energy (China) Limited	Rm 619, 6/F, No. 26 Jia Feng Avenue, China (Shanghai) Pilot Free Trade Zone	100
Shell North China Petroleum Group Co., Ltd.	5th Floor, Administrative Commission, Building, Wuqing Development Area, No.18, Fuyuan Road, Wuqing District, Tianjin, 300203	49
Shell Road Solutions (Xi’An) Co. Ltd.	No. 3 East Section, Huanzhan Nan Road, Xinfeng Street, Lintong District, Xi'an, Shaanxi, 710608	100
Shell Road Solutions (Zhenjiang) Co. Ltd	Dagang District, New Zone, Zhenjiang, Jiangsu, 212132	100
Shell Road Solutions Xinyue (Foshan) Co. Ltd.	Baisha, Hekou, Sanshui District, Foshan, Guangdong, 528133	60
Sinopec and Shell (Jiangsu) Petroleum Marketing Company Limited	No. 100, Xingang Dadao, Nanjing Economic and Technological Development Zone, Nanjing, Jiangsu, 210000	40
Suzhou Liyuan Retail Site Management Co., Ltd.	No. 358 Zhuhui Road, Suzhou, 215000	50
Yanchang and Shell (Guangdong) Petroleum Co., Ltd.	Unit 02, 8/F, Intl. Financial Place, No. 8 Huaxia Road, Zhujiang New Town, Guangzhou, Guangdong, 510060	49
Yanchang and Shell (Sichuan) Petroleum Company Limited	23F, Yanlord Square, Section 2, Renmin South Road, Chengdu, Sichuan, 610016	45
Yanchang and Shell Petroleum Company Limited	Room 1801 Building B, 18F City Gateway, No. 1 Jinye Road, Hi-Tech Zone, Xi'an, 710075	45
Yueyang Sinopec and Shell Coal Gasification Company Limited	Qilishan, Yueyang, Hunan, 414003	50
Zhejiang Shell Fuels Company Limited	Room 2103, North Tower, Yefeng Modern Center, No. 161, Shaoxing Road, Xiacheng District, Hangzhou City (Zhejiang Province)	100
Zhejiang Shell Oil and Petrochemical Company Limited	The Port of Zhapu, Jiaxing Municipality, Zhejiang, 314201	100
COLOMBIA
C.I. Shell Comercializadora Colombia, S.A.S	Calle 100 No. 7 - 33, Piso 20, Edificio "Capital Tower", Bogotá, 452	100
Shell Colombia S.A.	Calle 100 No. 7 - 33, Piso 20, Edificio "Capital Tower", Bogotá, 452	100
Shell Exploration and Production Colombia GmbH Sucursal Colombia	Calle 100 No. 7 - 33, Piso 20, Edificio "Capital Tower", Bogotá, 452	100
Unión Temporal Bloque Sin Off 7	Calle 100 No. 7 - 33, Piso 20, Edificio "Capital Tower", Bogotá, 452	65
COOK ISLANDS
Branstone (International) Limited [g]	Bermuda House, Tutakimoa Road, Rarotonga	100
CYPRUS
Rosneft-Shell Caspian Ventures Limited [e]	8 Michalaki Karaoli Street, Anemomylos Office Building, 4th Floor, Office 401, Nicosia, 1095	49
CZECH REPUBLIC
Shell Czech Republic A.S.	Antala Staska 2027/77, Praha 4, 140 00	100
DENMARK
A/S Dansk Shell	Egeskovvej 265, Fredericia, 7000	100
Shell EP Holdingselskab Danmark ApS	Midtermolen 3, 4, Copenhagen, 2100	100
Shell Olie-og Gasudvinding Danmark Pipelines ApS	Midtermolen 3, 4, Copenhagen, 2100	100
EGYPT
Alam El Shawish Petroleum Company	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	20
Badr Petroleum Company	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
Burullus Gas Company S.A.E. [b]	28 Road 270, Maadi, Cairo	25
El Behera Natural Gas Liquefaction Company S.A.E.	City Of Rashid, El Behera Governorate	36
IDKU Natural Gas Liquefaction Company S.A.E.	City Of Rashid, El Behera Governorate	38
Obaiyed Petroleum Company	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
Rashid Petroleum Company S.A.E.	38 Street No. 270, Maadi, Cairo	40
Shell Egypt Trading	Business View Building, No.79, 90 Street ( South), Fifth Settlement- New Cairo, Cairo, 11835	100
Shell Lubricants Egypt	Business View Building, No.79, 90 Street ( South), Fifth Settlement- New Cairo, Cairo, 11835	100
Sitra Petroleum Company	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
The Egyptian LNG Company S.A.E.	City Of Rashid, El Behera Governorate	36
The Egyptian Operating Company for Natural Gas Liquefaction Projects S.A.E.	City Of Rashid, El Behera Governorate	36

E4        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Tiba Petroleum Company	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	26
West Sitra Petroleum Company	127 Abdel Aziz Fahmy St., Heliopolis, P.O. Box 5958, Cairo, 5958	50
FINLAND
Shell Aviation Finland Oy	Ayritie 12 A, Vantaa, 01510	100
FRANCE
Avitair SAS	Immeuble “Les portes de la Défense”, 307 rue d’Estienne d’Orves, 92708 Colombes	100
Geovexin S.A.	2 rue Des Martinets, 92569 Rueil-Malmaison	20
Groupement Pétrolier Aviation (G.I.E.)	Aéroport Roissy Charles de Gaulle, Zone De Frêt 1, 3 rue des Vignes, 93290 Tremblay-en-France	20
Infineum France	Chemin départemental 54, 13130 Berre-L'Etang	50
Service Aviation Paris (G.I.E.)	Orly Sud No.144 - Bat. 438, Orly Aerogares, 94541 Orly	33
Shell Exploration and Production France SAS	Immeuble “Les portes de la Défense”, 307 rue d’Estienne d’Orves, 92708 Colombes	100
Shell Retraites SAS	Immeuble “Les portes de la Défense”, 307 rue d’Estienne d’Orves, 92708 Colombes	100
Société de Gestion Mobilière et Immobilière S.A.	Immeuble “Les portes de la Défense”, 307 rue d’Estienne d’Orves, 92708 Colombes	100
Société des Lubrifiants de Nanterre	171 avenue Jules Quentin, Nanterre, 92000	100
Société des Pétroles Shell SAS	Immeuble “Les portes de la Défense”, 307 rue d’Estienne d’Orves, 92708 Colombes	100
Société Provençale des Bitumes (S.A.S.)	Immeuble “Les portes de la Défense”, 307 rue d’Estienne d’Orves, 92708 Colombes	100
Ste du Pipeline Sud Européen S.A.	7-9 rue des Frères Morane, 75738 Paris Cedex 15	21
Zeller & Cie S.A.R.L.	8 rue Ellenhard, 67000 Strasbourg	50
GABON
Shell Gabon S.A.	Terminal Shell Gabon de Gamba, Gamba	75
Shell Upstream Gabon S.A.	Terminal Shell Gabon de Gamba, Gamba	100
GERMANY
AGES Maut System GmbH & Co. KG	Berghausener Straße 96, Langenfeld, 40764	20
BEB Erdgas und Erdoel GmbH & Co. KG	Riethorst 12, Hannover, 30659	50
BEB Holding GmbH	Caffamacherreihe 5, Hamburg, 20355	50
Carissa Einzelhandel-Und Tankstellenservice GmbH & Co. KG	Willinghusener Weg 5 D-E, Oststeinbek, 22113	100
Carissa Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
CRI Catalyst Leuna GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
CRI Deutschland GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
Deutsche Shell GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Shell Holding GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Transalpine Oelleitung GmbH	Paul Wassermann Str. 3, Munchen, 81829	19
Erdoel-Raffinerie Deurag-Nerag GmbH	Riethorst 12, Hannover, 30659	50
Euroshell Deutschland GmbH & Co.KG	Suhrenkamp 71 - 77, Hamburg, 22335	100
Euroshell Deutschland Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
FBG Ferngasbeteiligungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
H2 Mobility Deutschland GmbH and Co. KG	Linienstrasse 160, Berlin, 10115	28
HPRDS und SPNV Deutschland Oil GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	100
HPRDS und SPNV Deutschland Verwaltungsges. mbH	Suhrenkamp 71 - 77, Hamburg, 22335	90
Mineraloelraffinerie Oberrhein Verwaltungs GmbH	Dea - Scholven - Str, Karlsruhe, 76187	32
Nord-West Oelleitung GmbH	Zum Oelhafen 207, Wilhelmshaven, 26384	20
Oberrheinische Mineraloelwerke GmbH	Dea - Scholven - Str, Karlsruhe, 76187	42
PCK Raffinerie GmbH	Passower Chaussee 111, Schwedt/Oder, 16303	38
Rheinland Kraftstoff GmbH	Auf Dem Schollbruch 24-26, Gelsenkirchen, 45899	100
Rhein-Main-Rohrleitungstransportgesellschaft mbH	Godorfer Hauptstrasse 186, Koeln, 50997	63
Shell Algeria Zerafa GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Deutschland Oil GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Energy Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdgas Beteiligungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdoel und Erdgas Exploration GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Development Libya GmbH I	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Colombia GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Libya GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration et Production du Maroc GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration New Ventures One GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration und Produktion Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Global Solutions Deutschland GmbH	Hohe Schaar Strasse 36, Hamburg, 21107	100
Shell Grundstücksgesellschaft Wesseling GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Hydrogen Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Tunisia El Jem GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Tunisia Kairouan GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Tunisia Offshore GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Verwaltungsgesellschaft für Erdgasbeteiligungen mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
SPNV Deutschland Beteiligungsges. mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
GIBRALTAR
Shell LNG Gibraltar Limited	57/63 Line Wall Road, P.O. Box 199, Gibraltar	51
GREECE
Attiki Gas Supply Company S.A.	11 Sofokli Venizelou Ave. & Serron Str, 141 23 Lykovryssi, Athens, 104 47	49
Shell & MOH Aviation Fuels A.E.	151 Kifisias Ave., Marousi, Athens, 15124	51

E5        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
GREENLAND
Shell Greenland A/S	Aqqusinersuaq 48A, P.O. Box 1728, Nuuk, 3900	100
GUAM
Shell Guam Inc.	643 Chalan San Antonio, Suite 100, Tamuning, GU 96911	100
HONG KONG
AFSC Management Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
AFSC Operations Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
AFSC Refuelling Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
Aviation Fuel Supply Company - Partnership	3 Scenic Road, Chek Lap Kok, Lantau	11
Branstone Company Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
Fulmart Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
Hong Kong Response Limited	Esso Tsing Yi Terminal, Lot 46 Tsing Yi Road, Tsing Yi Island, New Territories	25
Ocean Century Tf Limited [g]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
Shell Developments (HK) Limited [g]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
Shell Gas (LPG) Hong Kong Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
Shell Hong Kong Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
Shell Korea Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
Shell Macau Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong (Kowloon)	100
HUNGARY
Shell Hungary Trading close Company Limited by shares	Bocskai út 134-146., Budapest, 1113	100
INDIA
Andhra LNG Private Limited	Ikeva Venture and Knowledge Advisory, Services Pvt Ltd, Level 1, MB Towers, Road no 10, Banjara Hills, Hyderabad, 50 00 34	100
BG India Energy Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG India Energy Services Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG India Energy Solutions Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
BG LNG Regas India Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
Hazira LNG Private Limited	101-103 Abhijeet-II, Mithakhali Circle, Ahmedabad 380 006, Gujarat, 380006	74
Hazira Port Private Limited	101-103 Abhijeet-II, Mithakhali Circle, Ahmedabad 380 006, Gujarat, 380006	74
Mahanagar Gas Limited	Mgl House, Block No: G-33, Opp. Icicitowers, Barndra-Kurla Complex, Bandra (East), Mumbai, 400 051	32
Pennzoil Quaker State India Limited	Plot No. T-5, MIDC, Taloja Industrial Area, Tal-Panvel, Raigad District, Maharashtra (Mumbai), 410208	100
Shell India Markets Private Limited	2nd floor, Campus 4A, RMZ Millenia Business Park, 143 Dr MG Road, Kandanchavady, Perungudi, Chennai, 600096	100
Shell MRPL Aviation Fuels and Services Limited	102, Prestige Sigma, Vittal Mallya Road, Bangalore, 560 001	50
INDONESIA
PT. Gresik Distribution Terminal	Talavera Office Park 22-27th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Indonesia	Talavera Office Park 22-27th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Manufacturing Indonesia	Talavera Office Park 22-27th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Solar Indonesia	Talavera Office Park 22-27th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
IRAQ
Basrah Gas Company	Khor Al Zubair, Basrah	44
IRELAND
Asiatic Petroleum Company (Dublin) Limited	Embassy House, Herbert Park Lane, Ballsbridge, Dublin, D04 H6Y0	100
Irish Shell Trust Limited Designated Activity Company	Embassy House, Herbert Park Lane, Ballsbridge, Dublin, D04 H6Y0	100
Shell and Topaz Aviation Ireland Limited	Suite 7 Northwood House, Northwood Business Park, Santry, Dublin, 9	50
Shell E&P Ireland Limited	Embassy House, Herbert Park Lane, Ballsbridge, Dublin, D04 H6Y0	100
ISLE OF MAN
Petrolon Europe Limited	15-19 Athol Street, Douglas, IM1 1LB	100
Petrolon International Limited	15-19 Athol Street, Douglas, IM1 1LB	100
Shell Marine Personnel (I.O.M.) Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
Shell Ship Management Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
ITALY
Alle S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Aquila S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
BG Italia Power S.p.A.	Via Tortona 25, Milano, 20144	100
Brindisi LNG S.p.A.	Via Tortona 25, Milano, 20144	100
Infineum Italia S.R.L.	Strada di Scorrimento 2, Vado Ligure (SA), 17047	50
Shell Energy Italia S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Shell International Exploration and Development Italia S.p.A.	Piazza dell'Indipendenza 11/B, Rome, 00185	100
Shell Italia E&P S.p.A.	Piazza dell'Indipendenza 11/B, Rome, 00185	100
Shell Italia Holding S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
Shell Italia Oil Products S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Societa Italiana per l'Oleodotto Transalpino S.p.A.	Via Muggia #1, San Dorligo della Valle, Trieste, 34147	19
Societa' Oleodotti Meridionali S.p.A.	Via Emilia 1, San Donato Milanese, 20097	30
JAPAN
Brunei Energy Services Company Ltd.	1-1-1, Uchisaiwai-cho, Chiyoda-ku, Tokyo, 100-0011	25
Japan Chemtech Ltd.	3-2 Daiba 2-Chome, Minato-Ku, Tokyo, 135-8074	30
Sakhalin LNG Services Company Ltd.	2-3, Kanda, Awaji-cho, Chiyoda-ku, Tokyo, 101-0063	50
Shell Chemicals Japan Ltd.	3-2 Daiba 2-Chome, Minato-Ku, Tokyo, 135-8074	100
Shell Japan Limited	16F Pacific Century Place, 1-11-1, Marunouchi, Chiyoda-ku, Tokyo, 100-6216	100
Shell Japan Trading Ltd.	3-2 Daiba 2-Chome, Minato-Ku, Tokyo, 135-8074	53

E6        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
JERSEY
Morzine Limited	Ogier House, The Esplanade, St. Helier, JE4 9WG	33
Shell Service Station Properties Limited	Queensway House, Hilgrove Street, St. Helier, JE1 1ES	100
LUXEMBOURG
Shell Finance Luxembourg Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8069	100
Shell Luxembourgeoise Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8005	100
Shell Treasury Luxembourg Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8069	100
MACAU
Shell Gas (LPG) Macau Limited	876 Avenida da Amizade, Edificio Marina Gardens, Room 305, 3rd Floor	100
MALAYSIA
Bonuskad Loyalty Sdn. Bhd. [g]	Level 8, Symphony House, Block D13, Pusat Dagangan Dana 1, Jalan PJU 1A/46, Petaling Jaya/Selangor Darul Ehsan, 47301	33
IOT Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	7
Kebabangan Petroleum Operating Company Sdn. Bhd.	Suite 13.03, 13 Floor, Menara Tan & Tan, 207 Tun Razak, Kuala Lumpur/Federal Territory, 50400	30
P S Pipeline Sendirian Berhad	Level 30, Tower 1, Petronas Twin Towers, KLCC, Kuala Lumpur/Federal Territory, 50088	50
P S Terminal Sendirian Berhad	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	35
Pertini Vista Sdn. Bhd.	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Provista Ventures Sdn. Bhd.	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Sarawak Shell Berhad	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Shell Business Service Centre Sdn. Bhd.	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Shell Global Solutions (Malaysia) Sdn. Bhd.	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Shell Malaysia Trading Sendirian Berhad	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Shell MDS (Malaysia) Sendirian Berhad	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	72
Shell New Ventures Malaysia Sdn. Bhd. [g]	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Shell People Services Asia Sdn. Bhd.	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Shell Sabah Selatan Sendirian Berhad	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	100
Shell Timur Sdn. Bhd.	Lot 6.05, Level 6, KPMG Tower, 8 First Avenue Bandar Utama, Petaling Jaya/Selangor Darul Ehsan, 47800	70
Shell Treasury Malaysia (L) Limited	Kensington Gardens, No. U1317, Lot 7616, Jalan Jumidar Buyong, Labuan F.T., 87000	100
Tanjung Manis Oil Terminal Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	14
MAURITIUS
BG Mauritius LNG Holdings Ltd	6th Floor, Tower A, 1 Cybercity, Ebene, 72201	100
BG Mumbai Holdings Limited	6th Floor, Tower A, 1 Cybercity, Ebene, 72201	100
Pennzoil Products International Company	Cim Corporate Services Ltd, Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius	100
MEXICO
BG Group Mexico Exploration, S.A. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	100
BG Group Mexico Services, S.A. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	100
Gas Del Litoral, S. de R.L. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	75
Shell Exploración y Extracción de México, S.A. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	100
Shell México Gas Natural, S. de R.L. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	100
Shell México, S.A. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	100
Shell Servicios México, S.A. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	100
Shell Trading México, S. de R.L. de C.V.	Paseo de las Palmas 425, Piso 3, Colonia Lomas de Chapultepec, Ciudad de México, 11000	100
MONGOLIA
BGMEP, LLC	Suite 403, Floor 4, New Century Plaza, Chinggis Avenue, 1st Khoroo, Sukhbaatar, Ulaanbaatar	100
NETHERLANDS
Amsterdam Schiphol Pijpleiding Beheer B.V.	Amsterdamseweg 55, 1182 GP Amstelveen, P.O. Box 75650, Luchthaven Schiphol, 1118 ZS	40
Attiki Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.R.E. B.V.	Lelystad, Deventer, 7425 SB	100
B.V. Dordtsche Petroleum Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.V. Petroleum Assurantie Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Atlantic Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil E&P 12 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazilian Investment B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Global Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas International Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Netherlands Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Sao Paulo Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BJS Oil Operations B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	80
BJSA Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Caspi Meruerty Operating Company B.V.	Prins Bernhardplein 200, 1097JB Amsterdam, Amsterdam, 1077 XX	40
Chosun Shell B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Cicerone Holding B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	51
ELLBA B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
ELLBA C.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
Euroshell Cards B.V.	Weena 70, Rotterdam, 3012 CM	100
Gasterra B.V.	P.O. Box 477, Groningen, 9700 AL	25
Guara B.V.	Weena 722, Rotterdam, 3014 DA	30
Infineum Holdings B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	50

E7        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Integral Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Jordan Oil Shale Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Karachaganak Petroleum Operating B.V.	Strawinskylaan 1725, Amsterdam, 1077 XX	29
Libra Oil & Gas B.V.	Weena 762, Rotterdam, 3014 DA	20
LNG Shipping Operation Services Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Loyalty Management Netherlands B.V.	Polaris Avenue 81, P.O. Box 2047, 2130 GE, Hoofddorp, 2132 JH	40
Maasvlakte Olie Terminal C.V. [b]	Europaweg 975, Maasvlakte, Rotterdam, 3199 LC	22
Multi Tank Card B.V.	Antareslaan 39, P.O. Box 3068, 2130 KB, Hoofddorp, 2132 JE	30
N.V. Rotterdam-Rijn Pijpleiding Maatschappij	Butaanweg 215, Vondelingplaat-Rotterdam, 3196 KC	56
Nederlandse Aardolie Maatschappij B.V.	Schepersmaat 2, Assen, 9405 TA	50
Netherlands Alng Holding Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Noordzeewind B.V.	2e Havenstraat 5b, Ijmuiden, 1976 CE	50
Noordzeewind C.V. [a]	2e Havenstraat 5b, Ijmuiden, 1976 CE	50
Paqell B.V.	Tjalke de Boerstrjitte 24, Balk, 8561 EL	50
Raffinaderij Shell Mersin N.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
RESCO B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Rub’ Al-Khali Gas Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Salym Petroleum Development N.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell Abu Dhabi B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell and Vivo Lubricants B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell Asset Management Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Bab Gas Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Brazil Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Business Development Central Asia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Caspian B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Caspian Pipeline Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Chemicals Europe B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Chemicals Ventures B.V. [i]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell China B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell China Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Deepwater Tanzania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Development Iran B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Downstream Services International B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell E and P Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Egypt N.V. [c]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Energy Europe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Holdings (EE&ME) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Middle East Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (III) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (V) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Somalia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Wells Equipment Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (78) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (79) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (80) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (81) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (82) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (83) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (84) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (85) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (XL) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LVII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LIX) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LX) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXIII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXIV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXVI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXVII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXIV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Services (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

E8        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Shell Exploration and Production Ukraine I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (IV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (West) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Venture Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Finance (Netherlands) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas & Power Developments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas (LPG) Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Iraq B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Nigeria B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Venezuela B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Generating (Holding) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions (Eastern Europe) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions International B.V.	Kessler Park 1, Rijswijk, 2288 GS	100
Shell Global Solutions Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Information Technology International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International Exploration and Production B.V.	Carel van Bylandtlaan 16, The Hague, 2596 HR	100
Shell International Finance B.V. *	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internationale Research Maatschappij B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internet Ventures B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Petroleum Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Korea Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kuwait Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell LNG Port Spain B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Lubricants Supply Company B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Manufacturing Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Mozambique B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell MSPO 2 Holding B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Namibia Upstream B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nanhai B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland Chemie B.V. [g]	Chemieweg 25, P.O. Box 6060, Moerdijk, 4780 LN	100
Shell Nederland Raffinaderij B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Nederland Verkoopmaatschappij B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Nusantara Trading B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore (Personnel) Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore North Gabon B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell OKLNG Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Olie - OG Gasudvinding Danmark B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Olie OG Gas Holding B.V. [i]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Overseas Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Pensioenbureau Nederland B.V.	Postbus 157, The Hague, 2501 CD	100
Shell Petroleum N.V. *	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Philippines Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Project Development (VIII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell RDS Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Salym Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Services Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Shared Services (Asia) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell South Africa Upstream B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Technology Ventures B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Technology Ventures Fund 1 B.V.	Teleportboulevard 140, Amsterdam, 1043 EJ	52
Shell Technology Ventures Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Trademark Management B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Trading Rotterdam B.V.	Weena 70, Rotterdam, 3012 CM	100
Shell Trading Russia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Albania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

E9        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Shell Upstream Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Indonesia Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Spain B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Turkey B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Western LNG B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy NZW I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Snijders Olie B.V.	Weena 70, Rotterdam, 3012 CM	100
Syria Shell Petroleum Development B.V. [h]	Carel van Bylandtlaan 30, The Hague, 2596 HR	65
Tamba B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Tankstation Exploitatie Maatschappij Holding B.V.	Weena 70, Rotterdam, 3012 CM	100
TapUp B.V.	Hofplein 20, Rotterdam, 3032 AC	100
Tupi B.V.	Wilhelminatoren, Wilhelminaplein 14, Rotterdam, 3072	25
Vivo Energy Holding B.V.	Teleportboulevard 140, Amsterdam, 1043 EJ	20
Waalbrug Exploitatie Maatschappij B.V.	Henri Berssenbruggestraat 9, Deventer, 7425 SB	100
NEW ZEALAND
Energy Finance NZ Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Energy Holdings Offshore Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Energy Infrastructure Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Energy Petroleum Holdings Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Energy Petroleum Investments Limited [g]	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Energy Petroleum Taranaki Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Maui Development Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	84
Shell (Petroleum Mining) Company Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Shell Energy Asia Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Shell Exploration NZ Ltd [g]	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Shell GSB Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Shell Investments NZ Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Shell New Zealand (2011) Limited [g]	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Shell New Zealand Pensions Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Shell Todd Oil Services Limited	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	50
Southern Petroleum No Liability	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
Taranaki Offshore Petroleum Company of New Zealand	Level 10, ASB Tower, 2 Hunter Street, P.O. Box 1873, Wellington, 6011	100
NICARAGUA
Compañía Química Nicaragüense S.A.	Hospital Militar, 1C al Norte 10, VRS Oeste Cas Bolonia, Managua	100
NIGERIA
All on Partnerships for Energy Access Limited by Guarantee	44 Bourdillon Road, Ikoyi, Lagos, Nigeria	100
BG Exploration and Production Nigeria Limited	Eko Nominees Limited, 252E Muri Okunola Street, Victoria Island, Lagos	100
BG Upstream A Nigeria Limited	Eko Nominiees Limited, 252E Muri Okunola Street, Victoria Island, Lagos	100
Delta Business Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Nigeria LNG Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	26
NLNG Ship Manning Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	20
OKLNG Free Zone Enterprise	OKLNG Free Zone Enterprise, Kingsway Close, Ikoyi, BP	34
Shell Exploration and Production Africa Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Closed Pension Fund Administrator Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration and Production Company Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration and Production Delta Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration and Production Echo Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Alpha Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Beta Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Charlie Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Gas Ltd (SNG)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Infrastructure Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Offshore Prospecting Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Oil Products Limited (SNOP)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Ultra Deep Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Upstream Ventures Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Thrift & Loan Fund Trustees Nig Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	99
The Shell Petroleum Development Company of Nigeria Limited	Shell Industrial Area, Port Harcourt, Rivers State, P.O. Box 263, Port Harcourt	100
NORWAY
A/S Norske Shell	Tankvegen 1, Tananger, 4056	100
Aviation Fuelling Services Norway AS	Karenslyst Allé 2, Oslo, 0278	50
BG Norge AS	Tankvegen 1, Tananger, 4056	100
CO2 Technology Centre Mongstad DA	Mongstad 71, Mongstad, 5094	2
Energiparken Eiendom AS	Tankvegen 1, Tananger, 4056	100
Gasnor AS	5537 Rong	100
Ormen Lange Eiendom DA	Nyhamna, Aukra, 6480	17
Shell Marine Products AS	Karenslyst Allé 2, Oslo, 0278	100
Vestprosess DA	Forusbeen 50, Stavanger, 4035	8

E10        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
OMAN
Oman LNG LLC	P.O. Box 560, Mina Al Fahal, Muscat, 116	30
Petroleum Development Oman LLC	P.O. Box 81, Mina Al Fahal, Muscat, 113	34
Shell Development Oman LLC	P.O. Box 74, Mina Al Fahal, Muscat, 116	100
Shell Oman Marketing Company SAOG	P.O. Box 38, Mina Al Fahal, Muscat, 116	49
PAKISTAN
Pak Arab Pipeline Company Limited	House No. 2-B, Nazimuddin Road, F-8/1, Islamabad, 75400	20
Pakistan Refinery Limited	Korangi Creek Road, P.O. Box 4612, Karachi, 74000	32
Shell Pakistan Limited	Shell House, 6 Ch. Khaliquzzaman Road, P.O. Box 3901, Karachi, 75530	76
PERU
Shell GNL Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, LIMA 27	100
Shell Operaciones Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, LIMA 27	100
PHILIPPINES
Bonifacio Gas Corporation	2nd Floor, Bonifacio Tech. Center, 31st Street cor. 2nd Avenue, Crescent Park West, Bonifacio Global City, Taguig, Metro Manila	24
First Philippine Industrial Corporation	6F, Rockwell Business Center Tower, Ortigas Avenue, Pasig City, 1605	40
Kamayan Realty Corporation	NDC Bldg., 116 Tordesillas St., Salcedo Village, Makati City, Metro Manila, 1227	22
Pilipinas Shell Petroleum Corporation	Shellhouse, 156 Valero Street, Salcedo Village, Brgy. Bel-Air, Makati City, Metro Manila, 1227	55
SCCP Land, Inc.	Shellhouse, 156 Valero Street, Salcedo Village, Brgy. Bel-Air, Makati City, Metro Manila, 1227	40
Shell Chemicals Philippines, Inc.	Shellhouse, 156 Valero Street, Salcedo Village, Brgy. Bel-Air, Makati City, Metro Manila, 1227	100
Shell Gas and Energy Philippines Corporation	Shellhouse, 156 Valero Street, Salcedo Village, Brgy. Bel-Air, Makati City, Metro Manila, 1227	100
Tabangao Realty, Inc.	Shellhouse, 156 Valero Street, Salcedo Village, Brgy. Bel-Air, Makati City, Metro Manila, 1227	40
POLAND
Shell Polska Sp. z o.o.	ul. Bitwy Warszawskiej 1920 r. nr 7A, Warsaw, 02-366	100
PORTUGAL
Shell Madeira Praia Formosa	Av. dos Combatentes da Grande Guerra nº 17, Freguesia de S. Juliao, Setúbal, 2900-329	100
PUERTO RICO
BG Puerto Rico, Corp.	403 Munoz Rivera Avenue, (Hato Rey), San Juan, 00918-3345	100
Station Managers of Puerto Rico, Inc.	P.O. Box 186, Yabucoa, PR 00767-0186	100
QATAR
Qatar Liquefied Gas Company Limited (4)	Qatar Liquefied Gas Company Limited (4), P.O. Box 3212, Doha	30
Qatar Shell Research & Technology Centre QSTP-LLC	Qatar Science & Technology Park Tech1, Office 101, P.O. Box 3747, Doha	100
Qatar Shell Service Company W.L.L.	Al Mirqab Tower, West Bay, P.O. Box 3747, Doha	100
RUSSIA
Khanty-Mansiysk Petroleum Alliance Closed Joint Stock Company	24 A Yakubovicha ul., Saint Petersburg, 190000	50
Limited Liability Company "Shell Neftegaz Development (IV)"	Novinsky blvd, 31, Moscow, 123242	100
Limited Liability Company "Shell Neftegaz Development (V)"	Novinsky blvd, 31, Moscow, 123242	100
Limited Liability Company «Shell Neft»	24 Bld D Smolnaya street, Moscow, 125445	100
Syriaga Neftegaz Development	Novinsky blvd, 31, Moscow, 123242	100
SAINT KITTS AND NEVIS
Shell Oil & Gas (Malaysia) LLC	Morning Star Holdings Limited, Main Street, Suite 556, Charlestown, Nevis, west Indies	90
SAINT LUCIA
BG Atlantic 1 Holdings Limited	Mercury Court, Choc Estate, Castries	100
BG Atlantic 2/3 Holdings Limited	Mercury Court, Choc Estate, Castries	100
BG Atlantic 4 Holdings Limited	Mercury Court, Choc Estate, Castries	100
BG Central Holdings Limited	Mercury Court, Choc Estate, Castries	100
BG West Indies No. 2 Limited	Mercury Court, Choc Estate, Castries	100
SAUDI ARABIA
Al Jomaih and Shell Lubricating Oil Co. Ltd.	P.O. Box 41467, Riyadh, 11521	50
Peninsular Aviation Services Company Limited	P.O. Box 6369, Jeddah, 21442	25
Saudi Aramco Shell Refinery Company	P.O. Box 10088, Madinat Al-Jubail Al-Sinaiyah, Al Jubail, 31961	50
Saudi Petrochemical Company	P.O. Box 10025, Madinat Al-Jubail Al-Sinaiyah, Al Jubail, 31961	50
Shell Global Solutions Saudi Arabia LLC	P.O. Box 16996, Riyadh, 11474	100
SINGAPORE
BG Asia Pacific Holdings Pte. Limited	8 Marina View #11-03, Asia Square Tower 1, Singapore, 018960	100
BG Asia Pacific Services Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Exploration & Production Myanmar Pte Ltd	8 Marina View #11-03, Asia Square Tower 1, Singapore, 018960	100
BG Insurance Company (Singapore) Pte Ltd	10 Collyer Quay, #10-01 Ocean Financial Centre, Singapore, 049315	100
BG Myanmar Pte Ltd	8 Marina View #11-03, Asia Square Tower 1, Singapore, 018960	100
BG Oil Marketing Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
CRI/Criterion Marketing Asia Pacific Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Dawei LNG Terminal Holding Pte. Ltd	24 Raffles Place, #10-05 Clifford Centre, Singapore, 048621	30
Ellba Eastern (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Fuelng Pte. Ltd	50 Gul Road, Singapore, 629351	50
Infineum Singapore Pte Ltd	31 International Business Park, #04-08, Creative Resource, Singapore, 609921	50
QPI and Shell Petrochemicals (Singapore) Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	51
Shell Chemicals Seraya Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Petroleum (Pte) Ltd [g]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Trading (Pte) Ltd [g]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100

E11        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Shell Gas Marketing Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell India Ventures Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Integrated Gas Thailand Pte. Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell International Shipping Services (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Myanmar Energy Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Myanmar Petroleum Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Pulau Moa Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Seraya Pioneer (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Singapore Trustees (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Tankers (Singapore) Private Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Treasury Centre East (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Singapore Lube Park Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	45
Sirius Well Manufacturing Services Pte. Ltd.	83 Clemenceau Avenue #04-00, Singapore, 239920	50
The Polyolefin Company (Singapore) Pte. Limited	One Marina Boulevard, #28-00, Singapore, 018989	15
SLOVAKIA
SHELL Slovakia s.r.o.	Einsteinova 23, Bratislava, 851 01	100
SLOVENIA
Shell Adria d.o.o.	Bravnicarjeva ulica 13, Ljubljana, 1000	100
SOUTH AFRICA
Bituguard Southern Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	36
Blendcor (Pty) Ltd.	Honshu Road, Durban, 4001	36
Sekelo Oil Trading (Pty) Limited	Suite OE/1, The Nautica, The Waterclub, Beach Road, Granger Bay, Cape Town, 8001	43
Shell & BP South African Petroleum Refineries (Pty) Limited	Reunion, Durban, 4001	36
Shell Downstream South Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	72
Shell Global Customer Services Centre CA	Media City, 10 Rua Vasco Da Gama, Cape Town, 8001	100
Shell South Africa Energy (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Exploration (Pty) Limited	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Holdings (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
STISA (Pty) Limited	Suite OE/2, The Nautica, The Waterclub, Beach Road, Granger Bay, Cape Town, 8001	72
SOUTH KOREA
Hankook Shell Oil Company	No. 206-39, Yongdang-Dong, Nam-Ku, Pusan, 608829	54
Hyundai and Shell Base Oil Co., Ltd	640-6, Daejuk-ri, Daesan-eup, Seosan-shi, Chungchongnam-do, 356-713	40
SPAIN
BG Energy Iberian Holdings, S.L.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
Shell & Disa Aviation España, S.L.	Rio Bullaque, 2, Madrid, 28034	50
Shell España, S.A.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
Shell Spain LNG, S.A.U.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
SUDAN
Shell (Sudan) Petroleum Development Company Limited	Shell House, P.O. Box 320, Khartoum	100
SWEDEN
A Flygbranslehantering Aktiebolag	P.O. Box 135, Stockholm-Arlanda, 190 46	25
BG International Services AB	Deloitte, P.O. Box 450, Ostersund, 831 26	100
Gothenburgh Fuelling Company AB	P.O. Box 2154, Gothenburg, 438 14	33
Malmoe Fuelling Services AB	Sturup Flygplats, P.O. Box 22, Malm, 230 32	33
Shell Aviation Sweden AB	Gustavslundsv 22, Bromma, 16751	100
Stockholm Fuelling Services AB	P.O. Box 85, Stockholm-Arlanda, 190 45	25
SWITZERLAND
Aree di Servizio Autostradali Bellinzona SA	Marché Bellinzona Nord, Autostrada A2 (direzione Chiasso), Bellinzona, 6503	50
Bully 1 (Switzerland) GmbH	Dorfstrasse 19a, Baar, 6340	50
Bully 2 (Switzerland) GmbH	Dorfstrasse 19a, Baar, 6340	50
Saraco SA	Route de Pré-Bois 17, Cointrin, 1216	20
Shell (Switzerland) AG	Baarermatte, Baar, 6340	100
Shell Brands International AG	Baarermatte, Baar, 6340	100
Shell Finance Switzerland AG	Baarermatte, Baar, 6340	100
Shell Lubricants Switzerland AG	Steigerhubelstrasse 8, Bern, 3008	100
Shell Trading Switzerland AG	Baarermatte, Baar, 6340	100
SOGEP Sociéte Genevoise des Pétroles SA	Route de Vernier 132, Vernier, 1214	34
Solen Versicherungen AG	Baarermatte, Baar, 6340	100
Stazioni Autostradali Bellinzona SA	Marché Bellinzona Nord, Autostrada A2 (direzione Chiasso), Bellinzona, 6503	50
UBAG - Unterflurbetankungsanlage Flughafen Zürich AG	Zwüscheteich, Rümlang, 8153	20
SYRIA
Al Badiah Petroleum Company	Damascus New Sham Western Dummar, Island No 1 - Property 2299, P.O. Box 7660, Damascus	22
Al Furat Petroleum Company	Damascus New Sham Western Dummar, Island No 1 - Property 2299, P.O. Box 7660, Damascus	20
TAIWAN
CPC Shell Lubricants Co. Ltd	No 2, Tso-Nan Road, Nan-Tze District, P.O. Box 25-30, Kaohsiung, 811	51
Shell Taiwan Limited	International Trade Building, Room 2001, 20th Floor, 333, Keelung Road Section 1, Taipei, 110	100
TANZANIA
Fahari Gas Marketing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Mzalendo Gas Processing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53

E12        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Ruvuma Pipeline Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Shell Tanzania Limited	De Ocean Plaza, 3rd Floor, Plot 400, Toure Drive, Masaki, P.O. Box 9404, Dar es Salaam	100
Tanzania LNG Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	100
THAILAND
Pattanadhorn Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Pattanakij Chemical Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	71
Sahapanichkijphun Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Shell Global Solutions (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	48
Shell Global Solutions Holdings (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	49
Thai Energy Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Unitas Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
TOGO
Complexe Pétrolier de Lomé S.A.	Route d'Aného, Zone Industrielle, Lomé, BP797	60
Société Togolaise de Stockage de Lomé S.A.	Route d'Aného, Zone Industrielle, Lomé, BP3283	64
Togo et Shell S.A.	Route d'Aného, Zone Industrielle, Lomé, BP797	80
TRINIDAD AND TOBAGO
BG 2/3 Investments Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Gas Supply Trinidad Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Point Fortin LNG Exports Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	46
Shell LNG T&T Ltd	The New India Assurance Building, 6A, Victoria Avenue, Port of Spain	100
Shell Lubricants Caribbean Limited	Atlantic Avenue, Point Lisas Industrial Estate, Point Lisas, Couva	100
Shell Manatee Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Central Block Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Ltd	Atlantic Avenue, Point Lisas Industrial Estate, Point Lisas, Couva	100
The International School of Port of Spain Limited	1 International Drive, Westmoorings	25
TRINLING Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	50
TUNISIA
Amilcar Petroleum Operations S.A.	Immeuble Mezghenni, Rue Windermere BP36, Les Berges du Lac, Tunis, 1053	50
Shell Tunisia LPG S.A.	Impasse Du Lac De Constance, Les Berges du Lac, Tunis, 1053	100
Tunisian Processing S.A.	Impasse Du Lac De Constance, Les Berges du Lac, Tunis, 1053	100
TURKEY
Ambarli Depolama Hizmetleri Ltd Sti.	Yakuplu Mah. Gencosman Cad. No:7, Beylikduzu, Istanbul, 34524	35
Atas Anadolu Tasfiyehanesi A.S.	Degirmen Yolu Cad. No:28 K:3 Asia Ofispark, Icerenkoy, Atasehir, Istanbul, 34752	27
Cekisan Depolama Hizmetleri Ltd. Sti.	Yakuplu Mah. Gencosman Cad. No:3, Beylikduzu, Istanbul, 34524	35
Marmara Depoculuk Hizmetleri A.S.	Eski Buyukdere Cad. No: 33 Maslak, Sariyer, Istanbul, 34398	32
Samsun Akaryakit Depolama A.S.	Inkilap Mah., Untel Sok. Onur Ofis Park Is Merkezi No:10 B1 Blok, Umraniye, Istanbul, 34768	35
Shell & Turcas Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
Shell Enerji A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	100
Shell Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
UKRAINE
Shell Ukraine Exploration and Production I LLC	4 Mykoly Grinchenka street, Kiev, 03038	100
UNITED ARAB EMIRATES
Abu Dhabi Gas Industries Limited (GASCO)	P.O. Box 665, Abu Dhabi	15
Emdad Aviation Fuel Storage FZCO	Emdad Aviation Fuel Storage FZCO, P.O. Box 261781, Jebel Ali, Dubai	32
Sharjah Fuelling Services Company Ltd.	P.O. Box 4225, Sharjah, 4225	49
UK
Abu Dhabi Petroleum Company Limited	Salisbury House - 3rd Floor, London Wall, London, EC2M 5QQ	24
Alie Investments Limited	Shell Centre, London, SE1 7NA	100
Angkor Shell Limited	Shell Centre, London, SE1 7NA	100
Autogas Limited	Athena House, Athena Drive, Tachbrook Park, Warwick, CV34 6RL	50
BG 123 Limited	Shell Centre, London, SE1 7NA	100
BG 456 Limited [g]	Shell Centre, London, SE1 7NA	100
BG 789 Limited [g]	Shell Centre, London, SE1 7NA	100
BG ABC Limited	Shell Centre, London, SE1 7NA	100
BG Aruba Limited	Shell Centre, London, SE1 7NA	100
BG Atlantic Finance Limited	Shell Centre, London, SE1 7NA	100
BG Central Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Central Investments Limited	Shell Centre, London, SE1 7NA	100
BG CSB2 Limited	Shell Centre, London, SE1 7NA	100
BG Cyprus Limited	Shell Centre, London, SE1 7NA	100
BG Delta Limited	Shell Centre, London, SE1 7NA	100
BG Employee Shares Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Energy Capital Plc	Shell Centre, London, SE1 7NA	100
BG Energy Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Energy Marketing Limited	Shell Centre, London, SE1 7NA	100
BG Energy Trading Limited	Shell Centre, London, SE1 7NA	100
BG Equatorial Guinea Limited	Shell Centre, London, SE1 7NA	100
BG EVS1 Limited	Shell Centre, London, SE1 7NA	100
BG Exploration and Production Limited	Shell Centre, London, SE1 7NA	100

E13        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
BG Finance Investments Limited	Shell Centre, London, SE1 7NA	100
BG Gas Marketing Limited	Shell Centre, London, SE1 7NA	100
BG Gas Services Limited	Shell Centre, London, SE1 7NA	100
BG Gas Supply (UK) Limited	Shell Centre, London, SE1 7NA	100
BG General Holdings Limited	Shell Centre, London, SE1 7NA	100
BG General Investments	Shell Centre, London, SE1 7NA	100
BG General Partner Limited	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ	100
BG Global Employee Resources Limited	Shell Centre, London, SE1 7NA	100
BG Global Energy Limited	Shell Centre, London, SE1 7NA	100
BG Great Britain Limited	Shell Centre, London, SE1 7NA	100
BG Group Company Secretaries Limited	Shell Centre, London, SE1 7NA	100
BG Group Employee Benefit Trust Limited	Shell Centre, London, SE1 7NA	100
BG Group Employee Shares Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Group Healthcare Trustee Limited	Shell Centre, London, SE1 7NA	100
BG Group Limited	Shell Centre, London, SE1 7NA	100
BG Group Pension Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Group Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Intellectual Property Limited	Shell Centre, London, SE1 7NA	100
BG International (CNS) Limited	Shell Centre, London, SE1 7NA	100
BG International Limited	Shell Centre, London, SE1 7NA	100
BG Iran Limited	Shell Centre, London, SE1 7NA	100
BG Karachaganak Limited	Shell Centre, London, SE1 7NA	100
BG Karachaganak Trading Limited	Shell Centre, London, SE1 7NA	100
BG Kenya L10A Limited	Shell Centre, London, SE1 7NA	100
BG Kenya L10B Limited	Shell Centre, London, SE1 7NA	100
BG LNG Investments Limited	Shell Centre, London, SE1 7NA	100
BG LNG Transport No.5 Limited	Shell Centre, London, SE1 7NA	100
BG Mongolia Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Netherlands	Shell Centre, London, SE1 7NA	100
BG Netherlands Financing Unlimited	Shell Centre, London, SE1 7NA	100
BG Norge Exploration Limited	Shell Centre, London, SE1 7NA	100
BG Norge Limited	Shell Centre, London, SE1 7NA	100
BG North Investments Limited	Shell Centre, London, SE1 7NA	100
BG North Sea Holdings Limited	Shell Centre, London, SE1 7NA	100
BG OKLNG Limited	Shell Centre, London, SE1 7NA	100
BG Omikron Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Investments Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Limited	Shell Centre, London, SE1 7NA	100
BG Pension Funding Scottish Limited Partnership [j]	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ	100
BG Rosetta Limited	Shell Centre, London, SE1 7NA	100
BG Singapore Limited	Shell Centre, London, SE1 7NA	100
BG South Asia LNG Limited	Shell Centre, London, SE1 7NA	100
BG South East Asia Limited	Shell Centre, London, SE1 7NA	100
BG Subsea Well Project Limited	Shell Centre, London, SE1 7NA	100
BG Tanzania Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Tanzania Limited	Shell Centre, London, SE1 7NA	100
BG Thailand Limited	Shell Centre, London, SE1 7NA	100
BG Trinidad LNG Limited	Shell Centre, London, SE1 7NA	100
BG UK Capital II Limited	Shell Centre, London, SE1 7NA	100
BG UK Capital Limited	Shell Centre, London, SE1 7NA	100
BG UK Holdings Limited	Shell Centre, London, SE1 7NA	100
BG XYZ Limited	Shell Centre, London, SE1 7NA	100
Brazil Shipping I Limited	Shell Centre, London, SE1 7NA	100
Brazil Shipping II Limited	Shell Centre, London, SE1 7NA	100
British Pipeline Agency Limited	5-7 Alexandra Road, Hemel Hempstead, Herts, HP2 5BS	50
CRI Catalyst Company Europe Limited	Shell Centre, York Road, London, SE1 7NA	100
CRI/Criterion Catalyst Company Limited	Shell Centre, York Road, London, SE1 7NA	100
Dragon LNG Group Limited	Main Road, Waterston, Milford Haven, Pembrokeshire, SA73 1DR	50
Eastham Refinery Limited	8 York Road, London, SE1 7NA	50
Enterprise Oil Limited	8 York Road, London, SE1 7NA	100
Enterprise Oil Middle East Limited	8 York Road, London, SE1 7NA	100
Enterprise Oil Norge Limited	8 York Road, London, SE1 7NA	100
Enterprise Oil Operations Limited	8 York Road, London, SE1 7NA	100
Enterprise Oil U.K. Limited	8 York Road, London, SE1 7NA	100
Farepilot Limited	7 Stratford Place (room 502) Marylebone, London, W1C 1AY	100
Framecroft Limited	Shell Centre, London, SE1 7NA	100
Gainrace Limited	8 York Road, London, SE1 7NA	100

[j] Established by BG Group plc and the BG Trustee in 2013 as part of funding agreements associated with the BG pension scheme. Under the exemption conferred by Regulation 7 of the Partnerships (Accounts) Regulations 2008, the accounts of this partnership have not been appended to Shell’s Consolidated Financial Statements and have not been filed at Companies House.

E14        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Gatwick Airport Storage and Hydrant Company Limited	8 York Road, London, SE1 7NA	14
Glossop Limited	8 York Road, London, SE1 7NA	100
GOGB Limited	8 York Road, London, SE1 7NA	100
Heathrow Airport Fuel Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	14
Heathrow Hydrant Operating Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	10
Holaw (619) Limited	Shell Centre, London, SE1 7NA	100
International Inland Waterways, Limited	8 York Road, London, SE1 7NA	100
Karachaganak Project Development Limited	Shell Centre, London, SE1 7NA	38
Khmer Shell Limited	Shell Centre, London, SE1 7NA	100
Lensbury Limited	Broom Road, Teddington, Middlesex, TW11 9NU	100
Manchester Airport Storage and Hydrant Company Limited	50 Broadway, London, SW1H 0BL	25
Meteor Lead Limited	15 Canada Square, London, E14 5GL	100
Methane Services Limited	Shell Centre, London, SE1 7NA	100
Murphy Schiehallion Limited	Shell Centre, London, SE1 7NA	100
Octane Holdings Limited	Shell Centre, London, SE1 7NA	100
Octane Properties Limited	Shell Centre, London, SE1 7NA	100
Peterhead Carbon Capture and Storage Limited	Shell Centre, London, SE1 7NA	100
Private Oil Holdings Oman Limited	8 York Road, London, SE1 7NA	85
Sabah Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Saxon Oil Limited	8 York Road, London, SE1 7NA	100
Saxon Oil Miller Limited	8 York Road, London, SE1 7NA	100
Schooner Trustees Limited	Shell Centre, London, SE1 7NA	100
SELAP Limited	8 York Road, London, SE1 7NA	100
Shell Aircraft Limited	Shell Centre, London, SE1 7NA	100
Shell Arabia Car Service Limited	Shell Centre, London, SE1 7NA	100
Shell Aviation Limited	Shell Centre, London, SE1 7NA	100
Shell Benin Upstream Ltd	Shell Centre, London, SE1 7NA	100
Shell Business Development Middle East Limited	Shell Centre, London, SE1 7NA	100
Shell Caribbean Investments Limited	Shell Centre, London, SE1 7NA	100
Shell Chemical Company of Eastern Africa Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals (Hellas) Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals Support Services Asia Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell China Exploration and Production Company Limited	Shell Centre, London, SE1 7NA	100
Shell Clair UK Limited	Shell Centre, London, SE1 7NA	100
Shell Club Corringham Limited	Shell Centre, London, SE1 7NA	100
Shell Company (Hellas) Limited	Shell Centre, London, SE1 7NA	100
Shell Company (Pacific Islands) Limited	Shell Centre, London, SE1 7NA	100
Shell Corporate Director Limited	Shell Centre, London, SE1 7NA	100
Shell Corporate Secretary Limited	Shell Centre, London, SE1 7NA	100
Shell Direct (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Distributor (Holdings) Limited	Shell Centre, London, SE1 7NA	100
Shell East Europe Company Limited	Shell Centre, London, SE1 7NA	100
Shell Employee Benefits Trustee Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Europe Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Investments Limited	Shell Centre, London, SE1 7NA	100
Shell EP Offshore Ventures Limited	Shell Centre, London, SE1 7NA	100
Shell Exploration and Production Oman Limited	Shell Centre, London, SE1 7NA	100
Shell Gas Holdings (Malaysia) Limited	Shell Centre, London, SE1 7NA	100
Shell Hasdrubal Limited	Shell Centre, London, SE1 7NA	100
Shell Holdings (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Information Technology International Limited	8 York Road, London, SE1 7NA	100
Shell International Gas Limited	Shell Centre, London, SE1 7NA	100
Shell International Limited	Shell Centre, London, SE1 7NA	100
Shell International Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Shell International Trading and Shipping Company Limited	80 Strand, London, WC2R 0ZA	100
Shell Malaysia Limited	Shell Centre, London, SE1 7NA	100
Shell Marine Products Limited	Shell Centre, London, SE1 7NA	100
Shell Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
Shell Overseas Services Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SIPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SOCPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (UK) Limited	Shell Centre, London, SE1 7NA	100
Shell Pensions Trust Limited	Shell Centre, London, SE1 7NA	100
Shell Property Company Limited	Shell Centre, London, SE1 7NA	100
Shell Research Limited	Shell Centre, London, SE1 7NA	100
Shell Response Limited	80 Strand, London, WC2R 0ZA	100
Shell Saudi Ventures Limited	Shell Centre, London, SE1 7NA	100
Shell Shared Service Centre - Glasgow Limited	Shell Centre, London, SE1 7NA	100

E15        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Shell Subsidiary Distributors Pension Trustee Limited	Shell Centre, London, SE1 7NA	100
Shell Supplementary Pension Plan Trustees Limited	Shell Centre, London, SE1 7NA	100
Shell Tankers (U.K.) Limited	3 Savoy Place, London, WC2R 0DX	100
Shell Thailand Manufacturing Limited	Shell Centre, London, SE1 7NA	100
Shell Trading International Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury Centre Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury Dollar Company Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury Euro Company Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury UK Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad 5(A) Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad and Tobago Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad Block E Limited	Shell Centre, London, SE1 7NA	100
Shell Trustee Solutions Limited	1 Altens Farm Road, Nigg, Aberdeen, AB12 3FY	100
Shell Tunisia Upstream Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. North Atlantic Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Oil Products Limited	Shell Centre, London, SE1 7NA	100
Shell Upstream Overseas Services (I) Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures New Zealand Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell Windenergy Limited	Shell Centre, London, SE1 7NA	100
Shell-Mex and B.P. Limited	Shell Centre, London, SE1 7NA	60
Stansted Fuelling Company Limited	Exxonmobil House, Ermyn Way, Leatherhead, KT22 8UX	14
STT (Das Beneficiary) Limited*	Shell Centre, London, SE1 7NA	100
Synthetic Chemicals (Northern) Limited	8 York Road, London, SE1 7NA	100
Telegraph Service Stations Limited	8 York Road, London, SE1 7NA	100
The Anglo-Saxon Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Asiatic Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Consolidated Petroleum Company Limited	Shell Centre, London, SE1 7NA	50
The Consolidated Petroleum Supply Company Limited	Shell Centre, London, SE1 7NA	50
The Mexican Eagle Oil Company Limited	8 York Road, London, SE1 7NA	100
The Shell Company (W.I.) Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Hong Kong Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of India Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Nigeria Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Thailand Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of The Philippines Limited	Shell Centre, London, SE1 7NA	75
The Shell Company of Turkey Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of West Africa Limited	Shell Centre, London, SE1 7NA	100
The Shell Marketing Company of Borneo Limited	Shell Centre, London, SE1 7NA	100
The Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Shell Transport and Trading Company Limited	Shell Centre, London, SE1 7NA	100
Thermocomfort Limited	8 York Road, London, SE1 7NA	100
UK Shell Pension Plan Trust Limited	Shell Centre, London, SE1 7NA	100
United Kingdom Oil Pipelines Limited	5-7 Alexandra Road, Hemel Hempstead, Herts, HP2 5BS	48
Walton-Gatwick Pipeline Company Limited	5-7 Alexandra Road, Hemel Hempstead, Herts, HP2 5BS	52
West London Pipeline and Storage Limited	5-7 Alexandra Road, Hemel Hempstead, Herts, HP2 5BS	38
Wonderbill Limited	7 Stratford Place (room 406) Marylebone, London, W1C 1AY	100
Woodlea Limited	Shell Centre, London, SE1 7NA	100
URUGUAY
BG (Uruguay) S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	100
Dinarel S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	47
Gasoducto Cruz del Sur S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	40
USA
Aera Energy LLC	10000 Ming Avenue, Bakersfield, CA 93311	52
Aera Energy Services Company	10000 Ming Avenue, Bakersfield, CA 93311	50
Airbiquity Inc.	1011 Western Avenue, Suite 600, Seattle, WA 98104	26
Amberjack Pipeline Company LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	63
Atlantic 1 Holdings LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	46
Atlantic 2/3 Holdings LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	58
Atlantic 4 Holdings LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	51
Au Energy, LLC	41805 Albrae Street, Fremont, CA, 94538	50
Baconton Power LLC [a]	1499 38th Boulevard N.W., Cairo, GA 31728	35
Bengal Pipeline Company LLC	1185 Sanctuary Parkway, Suite 100, Alpharetta, GA 30009	32
BG Alaska E&P, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Brasilia, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Energy Finance, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Energy Merchants, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Exploration America, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Gulf Coast LNG, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100

E16        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
BG Lake Charles Operations, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Services, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Trading, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG North America, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Production Company (PA), LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Production Company (WV), LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG US Gathering Company, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG US Production Company, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG US Services, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Brazil Crude Services, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Brazos Wind Ventures, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Colonial Pipeline Company	P.O. Box 1624, Alpharetta, GA 30009-9934	13
Colorado Wind Ventures, LLC	825 Ne Multnomah, Portland, OR 97232	50
Concha Chemical Pipeline LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI Catalyst Company LP [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI Sales and Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI U.S. LP [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI Zeolites Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI/Criterion, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Criterion Catalyst Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Criterion Catalysts & Technologies L.P. [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Deer Park Refining Limited Partnership [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Enterprise Oil North America Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Equilon Enterprises LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
EXCO Appalachia Midstream, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
EXCO Resources (PA), LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Explorer Pipeline Company	P.O. Box 2650, Tulsa, OK 74101	37
Gaviota Terminal Company [b]	(Mail address) 910 Louisiana Street, Houston, TX 77002	20
Infineum USA Inc.	Infineum USA Inc., 1900 East Linden Avenue, Linden, NJ 07036	50
Infineum USA L.P.	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808	50
Jiffy Lube International, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Lake Charles Exports, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	80
Laurentide E&P, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
LOCAP LLC	111 Veterans Blvd, Suite 600, Metarie, LA 70005	41
LOOP LLC	137 Northpark Blvd., Covington, LA 70433	46
Maple Power Holdings LLC	Bechtel Enterprises, P.O. Box 193965, San Francisco, CA, 94119-3965	68
Mars Oil Pipeline Company [b]	(Mail address) 910 Louisiana Street, Houston, TX 77002	48
Mattox Pipeline Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	79
Mertvyi Kultuk LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Motiva Company	One Allen Center, 9th Floor, 500 Dallas, Houston, TX 77002	50
Motiva Enterprises LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Nedpower Mount Storm LLC [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Noble Assurance Company	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Northern Pipeline Company [a]	190 Thorn Hill Road, Warrendale, PA, 15086	55
Odyssey Pipeline L.L.C. [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	47
Oryx Caspian Pipeline, L.L.C. [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pacwest Energy, LLC.	3450 E. Commercial Ct., Meridian, ID 83642	50
Pecten Arabian Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Brazil Exploration Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Midstream LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	51
Pecten Orient Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Orient Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Producing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Trading Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Victoria Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Yemen Masila Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pelican Transmission, LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State International Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Nominee Company	The Corporation Trust Company of Nevada, 311 South Division Street, Carson City, NV 89703	100
Peru LNG Company LLC [a]	Tenth and Kings Street, Wilmington, DE 19801	20
Power Limited Partnership [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Quaker State Investment Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
RDK Ventures, LLC	4080 West Jonathan Moore Pike, Columbus, IN 47201	50
Rilette Springs, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
RK Caspian Shipping Company, LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
S T Exchange, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Salamander Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
San Pablo Bay Pipeline Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sand Dollar Pipeline LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100

E17        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
SCOGI GP [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell (US) Gas & Power M&T Holdings, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Broadwater Holdings LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell California Pipeline Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts Ventures Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical Appalachia LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical Capital Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical LP [f]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemicals Arabia LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Communications, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Deepwater Royalties Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Downstream Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Holding GP LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy North America (US), L.P. [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Resources Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell EP Holdings Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Expatriate Employment US Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration & Production Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration Company Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Frontier Oil & Gas Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gas Gathering Corp. #2	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Global Solutions (US) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell GOM Pipeline Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gulf of Mexico Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Information Technology International Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell International Exploration and Production Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Leasing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Marine Products (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream LP Holdings LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Operating LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	51
Shell Midstream Partners GP LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Partners, L.P. [f]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	51
Shell NA Gas & Power Holding Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell NA LNG LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell North America Gas & Power Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore and Chemical Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Response Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Company Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Products Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Onshore Ventures Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Petroleum Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Pipeline Company LP [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Pipeline GP LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Rail Operations Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell RSC Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Technology Ventures LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Thailand E&P Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trademark Management Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading North America Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Risk Management, LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Transportation Holdings LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Treasury Center (West) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US E&P Investments LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US Gas & Power LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US Hosting Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Ship Shoal Pipeline Company [b]	(Mail address) 910 Louisiana Street, Houston, TX 77002	43
SOI Finance Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC Holdings East LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC Holdings West LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SWEPI LP [b]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral GP, LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral Holding, LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Power Generation, LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100

E18        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016

Company by country of incorporation	Address of registered office	%
Texas Petroleum Group LLC	11111 Wilcrest Green, Suite 100, Houston, TX 77042	50
Texas-New Mexico Pipe Line Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
The Valley Camp Coal Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Three Wind Holdings LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
TMR Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton Diagnostics Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton Terminaling LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
True North Energy LLC	10346 Brecksville Rd, Brecksville, OH 44141	50
URSA Oil Pipeline Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	45
Zeolyst International	(Mail address) 910 Louisiana, 29th Floor, Houston, TX 77002	50
Zydeco Pipeline Company LLC [a]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	55
VENEZUELA
Petroregional del Lago, S.A.	Calle 78 C/AV 3H Sector Dr Portillo, Edificio Centro Empresarial Plaza, #3G-81 Piso 1 a PH Locales 1 a PH, Maracaibo, 4002	40
Shell Venezuela Productos, C.A.	Av Orinoco, Edif Centro Empresarial, Premium, Piso 2 of 2-A y 2-B Urb, Las Mercedes, Caracas - Miranda, 1060	100
Shell Venezuela, S.A.	Torre Financiera BOD, Avenida 5 de Julio con calle 3C y 3D, Piso 4 Oficina Shell Venezuela S.A, Maracaibo, Estado Zulia, 4002	100
Sucre Gas, S.A.	Av. Leonardo Da Vinci., Edificio PDV Servicios, Caracas	30
VIETNAM
Shell Vietnam Ltd	Go Dau Industrial Zone, Phuoc Thai Commune, Long Thanh District, Dong Nai Province	100
ZIMBABWE
Central African Petroleum Refineries (Private) Limited	Block 1, Tendeseka Office Park, CNR Samora Machel Avenue, Renfrew Road, Harare	21

E19        ADDITIONAL INFORMATION SHELL ANNUAL REPORT AND FORM 20-F 2016